Property, Plant and Equipment, Net	12 Months Ended
Dec. 31, 2023
Property, Plant and Equipment, Net [Abstract]
Property, plant and equipment, net

Note 8 – Property, plant and equipment, net

Property, plant and equipment, net consist of the following:

	As of December 31,	As of December 31,
	2023	2022
Buildings	$32,489,235	$33,224,223
Mechanical equipment	17,523,970	17,468,972
Motor vehicles	322,657	330,727
Office equipment	7,302,990	7,343,494
Computer software	684,153	675,644
Leasehold improvement	2,339,528	1,518,282
Construction in progress	-	785,434
Total	60,662,533	61,346,776
Accumulated depreciation	(27,454,332)	(24,797,498)
Provision for impairment	(57,140)	-
Property, plant and equipment, net	$33,151,061	$36,549,278

Depreciation expenses for the years ended December 31, 2023, 2022 and 2021 amounted to US$3,038,131, US$1,822,942 and US$2,858,406, respectively. The Company recorded impairment charge on property, plant and equipment of US$57,117, nil, and US$3,109,922 for the years ended December 31, 2023, 2022 and 2021, respectively. The approximately US$3 million impairment charges recorded in the year ended December 31, 2021 was recorded against a certain building as the carrying amount of the assets were deemed not recoverable due to the assets’ economic obsolescence identified during the period. The impaired building was disposed of in the year ended December 31, 2022 in connection with the Company’s disposal of Wuhai Ebang. See Note 19.